UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 20, 2006 (November 16, 2006)

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NATIONAL FINANCIAL PARTNERS CORP.

(Exact name of registrant as specified in its charter)

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Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 Seventh Avenue, 11th Floor New York, New York		10019
(Address of principal executive offices)		(Zip Code)

(212) 301-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)           On November 16, 2006, National Financial Partners Corp. (the “Company”) entered into an amendment and waiver (the “Amendment”) to the Employment Agreement (the “Employment Agreement”), dated as of February 15, 2005, with Jessica M. Bibliowicz, the Company’s Chairman, President and Chief Executive Officer. Under the terms of the Employment Agreement, Ms. Bibliowicz is entitled to receive an award with respect to the Company’s common stock (each, a “Type 1 Annual Award”) on each of the first and second anniversaries of February 15, 2005 (the “Commencement Date”). The Amendment provides that the Type 1 Annual Awards be granted to Ms. Bibliowicz on November 16, 2005 and November 16, 2006, instead of the grant dates originally specified in the Employment Agreement. This change allows Ms. Bibliowicz to receive her equity awards on the same schedule and at the same price as the Company’s other executive officers. In addition, under the terms of the Employment Agreement, on the Commencement Date and each of the first and second anniversaries of the Commencement Date, Ms. Bibliowicz is entitled to receive an award of 50,000 restricted shares or restricted stock units, which restricted shares or restricted stock units will vest in full on the tenth anniversary of the applicable grant date (each, a “Type 2 Annual Award”). The Type 2 Annual Award that should have been granted on February 15, 2006 was granted on March 30, 2006 with a vesting date on the tenth anniversary of February 15, 2006. Pursuant to the Amendment, Ms. Bibliowicz acknowledged the foregoing and waived her right to receive the February 15, 2006 Type 2 Annual Award on such date.

              The Employment Agreement remains unchanged in all other respects. A copy of the Amendment is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
10.1	Amendment and Waiver, dated as of November 16, 2006, by National Financial Partners Corp. and Jessica M. Bibliowicz

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp. Date: November 20, 2006

By:	/s/ Mark C. Biderman

Name:	Mark C. Biderman
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment and Waiver, dated as of November 16, 2006, by National Financial Partners Corp. and Jessica M. Bibliowicz